Exhibit 99.1

CERTIFICATION OF EXECUTIVE
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the annual report of ORS Automation, Inc. ( the "Company"), on Form 10-KSB for the period ending December 31, 2002 as filed with the securities and Exchange Commission on the date hereof ( the "Report"). I, James
R. Solakian, Chief Executive Officer and Chief Financial Officer, of the Company, certify, that pursuant to 18 U.S.C., as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002 that:

1)  The report fully complies with the requirements of section
     13(a) or 15 (d) of the Securities Act of 1934, and
2) The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

/s/ James R. Solakian
CEO and CFO
March 27, 2003